UNITED STATES
              SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C. 20549


                          FORM 8-K


                        CURRENT REPORT
           PURSUANT TO SECTION 13 OR 15 (d) OF THE
               SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2009

                   PISMO COAST VILLAGE, INC.
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     (Exact Name of Registrant as Specified in Its Charter)

  California                #0-8463                95-2990441
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(State or other          (Commission            (IRS Employer
 jurisdiction of         File Number)         Identification No.)
 incorporation)

   165 South Dolliver Street, Pismo Beach, California   93449
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        (Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code (805) 773-5649

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the
    Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the
    Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b)
    under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13 e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.05 AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS

On November 8, 2003, the Company's board of directors adopted the introduction to our code of ethical conduct. After further review, consideration was given to adopting a more comprehensive and detailed Code. At the meeting of the Executive Committee held June 19, 2009, the committee approved a recommendation to present a revised Code of Ethics to the full board for adoption. At the Board of Director's meeting held July 18, 2009, the Board unanimously approved the revised and complete Code of Ethics that applies to all the Company's employees and directors, including our principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions.

The complete text of the revised Code of Ethics is filed with this Form 8-K as Exhibit 99.Code Eth.

In addition, the Company will post the Code of Ethics on its website, www.pismocoastvillage.com.



                          SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                PISMO COAST VILLAGE, INC.


Date: July 29, 2009             By: JAY JAMISON
                                    Jay Jamison
                                    Chief Operating Officer,
                                    General Manager and
                                    Assistant Corporate Secretary
                                    (principal executive officer)


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